Note 15 - Retirement and Pension Plans (Detail) - Summary of Net Periodic Benefit Cost (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Service cost	$ 5	$ 6
Interest cost	20	23
Expected return on plan assets	(10)	(7)
Amortization of net pension loss	17	14
Net periodic benefit cost	$ 32	$ 36